SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 24, 2003

EMBARCADERO TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30293	68-0310015
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Market Street, Suite 425, San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 834-3131

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

Exhibit

99.1	Press release dated July 24, 2003

Item 9.       Regulation FD Disclosure. On July 24, 2003, Embarcadero Technologies, Inc. issued a press release announcing financial results for the second quarter of 2003. A copy of the press release is attached as Exhibit 99.1.

This information, furnished under “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release 33-8216.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 24, 2003

EMBARCADERO TECHNOLOGIES, INC.

By:	/s/ RAJ SABHLOK
Raj Sabhlok Chief Financial Officer and Senior Vice President of Corporate Development

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 24, 2003.